Supplement dated May 8, 2024, to the Statutory Prospectus and Updating Summary Prospectus
dated May 1, 2024, for the Pacific Advisory Variable Annuity contacts issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain changes to fees, expenses, examples, and underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus or Updating Summary Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in Schwab Retirement Income Variable Annuity Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2024, the ANNUAL FEES table under IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT will be deleted and replaced with the following:

ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	0.45%[1]	0.45%[1]
2. Investment Options (Fund fees and expenses)	0.03%[2]	1.96%[2]
3. Optional Benefits (for a single optional benefit, if elected)	0.15%[3]	1.35%[3]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
Lowest Annual Cost: $457.97	Highest Annual Cost: $3,337.47

[1]	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge, the Administrative Fee, and the Investment Platform Fee.

[2]	As a percentage of Fund net assets.

[3]	As a percentage of the Protected Base (for an optional living benefit) and average daily Variable Account Value (for an optional death benefit).

Effective May 1, 2024, the Minimum and Maximum operating expense under Annual Fund Expenses and associated Examples will be deleted and replaced with the following:

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.03%	1.96%

Examples

•	If you surrendered or annuitized your Contract at the end of the applicable time period, or left your money in your Contract:

1 Year	3 Years	5 Years	10 Years
$5,341	$16,408	$27,963	$58,767

Effective May 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
BlackRock High Yield V.I. Fund Class I; BlackRock Advisors, LLC	0.57%[1]
BlackRock Total Return V.I. Fund Class I; BlackRock Advisors, LLC	0.48%[1]

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective May 1, 2024, the underlying fund options below, should be incorporated into the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses
			1 Year	5 Year	10 Year
Seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.	Invesco® V.I. Nasdaq 100 Buffer Fund - June Series I; Invesco Advisers, Inc.	0.71%[1]	37.24%	N/A	N/A
Seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.	Invesco® V.I. Nasdaq 100 Buffer Fund - March Series I; Invesco Advisers, Inc.	0.71%[1]	36.49%	N/A	N/A

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. PAVASUP0524